EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with Amendment No. 1 to the Annual Report of Manchester Inc. (the "Registrant") on Form 10-KSB/A for the period ending November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard D. Gaines, Acting Chief Financial Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  June 29, 2006                 By:  /s/ Richard D. Gaines
                                          --------------------------------------
                                          Name:  Richard D. Gaines
                                          Title: Acting Chief Financial Officer,
                                                 Secretary and Director